The date of this supplement is March 24, 2006.

F132-041 3/24/06

T. Rowe Price Industry-Focused Equity Funds

T. Rowe Price Global Technology Fund, Inc. (PRGTX; 741494108)

Supplement to prospectus dated May 1, 2005

The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective April 1, 2006, Jeffrey Rottinghaus will become Chairman of the fund`s Investment Advisory Committee. Mr. Rottinghaus joined T. Rowe Price in 2001. Prior to joining T. Rowe Price, he was an independent financial consultant to Global 500, an aerospace and defense contractor. He has served as a member of the fund`s Investment Advisory Committee since 2002.